New Jersey Resources







FOCUSED

ON THE ENERGY FUTURE

Third-Quarter Fiscal 2018 Update

August 7, 2018

Forward-Looking Statements

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This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's NFE guidance for fiscal 2018, forecasted contribution of business segments to fiscal 2018 NFE, future NJNG customer growth, future NJR capital expenditures, infrastructure investments and solar sale leaseback transactions, CEV's ITC-eligible projects and demand for commercial and residential solar, SREC prices, electricity sales, future base rate cases, earnings and dividend growth, the impact of tax reform on NJR, the ability to close and successfully implement the Adelphia Gateway acquisition, constructing the SRL and PennEast Pipeline projects, and sell our wind assets.

The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, risks associated with our investments in clean energy projects, including the availability of regulatory and tax incentives, the availability of viable projects, our eligibility for ITCs and PTCs, the future market for SRECs and electricity prices, and operational risks related to projects in service; the ability to obtain governmental and regulatory approvals, land-use rights, electric grid connection (in the case of clean energy projects) and/or financing for the construction, development and operation of our unregulated energy investments, pipeline transportation systems and NJR's infrastructure projects, including SRL, NJ RISE, PennEast and Adelphia Gateway in a timely manner; risks associated with acquisitions and the related integration of acquired assets with our current operations; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's BGSS incentive programs, our Energy Services segment operations and on our risk management efforts; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are approved for recovery from customers through the regulatory process, including through future base rate case filings; the impact of a disallowance of recovery of environmental-related expenditures and other regulatory changes; the performance of our subsidiaries; operating risks incidental to handling, storing, transporting and providing customers with natural gas; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; the regulatory and pricing policies of federal and state regulatory agencies; timing of qualifying for ITCs due to delays or failures to complete planned solar projects and the resulting effect on our effective tax rate and earnings; the results of legal or administrative proceedings with respect to claims, rates, environmental issues, gas cost prudence reviews and other matters; risks related to cyberattack or failure of information technology systems; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to our company; the ability to comply with current and future regulatory requirements; the impact of volatility in the equity and credit markets on our access to capital; the impact to the asset values and resulting higher costs and funding obligations of our pension and postemployment benefit plans as a result of potential downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, and liquidity in the wholesale energy trading market; accounting effects and other risks associated with hedging activities and use of derivatives contracts; the ability to optimize our physical assets; any potential need to record a valuation allowance for our deferred tax assets; changes to tax laws and regulations; weather and economic conditions; the ability to comply with debt covenants; demographic changes in NJR's service territory and their effect on NJR's customer growth; the impact of natural disasters, terrorist activities and other extreme events on our operations and customers; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; environmental-related and other uncertainties related to litigation or administrative proceedings; risks related to our employee workforce; and risks associated with the management of our joint ventures and partnerships, and investment in a master limited partnership. The aforementioned factors are detailed in the "Risk Factors" sections of our Form 10-K that we filed with the Securities and Exchange Commission (SEC) on November 21, 2017, which is available on the SEC's website at sec.gov. Information included in this presentation is representative as of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

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Non-GAAP Financial Measures

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This presentation includes the non-GAAP measures, NFE and utility gross margin. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income, operating income or earnings per share.

NFE excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expense are passed through to customers and therefore, have no effect on gross margin.

Management uses NFE and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2018 earnings guidance, management is aware that there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.

Third Quarter Highlights

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Financial Results	• Reported a net financial loss* of $8.0 million compared with net financial earnings (NFE) of $17.4 million in the third quarter of fiscal 2017
Guidance	• Increased fiscal 2018 earnings guidance range to $2.60 - $2.70
New Jersey Natural Gas	• Southern Reliability Link received an easement from the Joint Base McGuire-Dix-Lakehurst • Increased long-term customer growth expectations
Clean Energy Ventures	• Closed on sale of Two-Dot wind farm • Two commercial solar projects, totaling 23 megawatts (MW), placed in service

** A reconciliation from NFE to net income can be found in the Appendix on* ***Slide 17.***

Increased Guidance Range to $2.60 - $2.70

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Projected Sources of Fiscal 2018 NFE



Tax Reform*
20-25%
New Jersey
Natural Gas
35-40%
NJR Clean Energy
Ventures
5-10%
NJR Home
Services/ Other
1-3%
Midstream
5-7%
NJR Energy
Services
25-30%

* Represents the impact of the revaluation of deferred tax liabilities on FY2018 NFE

Strong NJNG Customer Growth

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Recent Developments

- Increased long-term customer growth estimate to 27,000 – 29,000 from 26,000 – 28,000

FYTD 2018A

- **6,936** new customers added
  - 4,729 new construction
  - 2,207 conversions

New Customer Additions Forecast



63%
37%
New Construction
Conversions

New Customer Additions



10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Customers
6,231
6,936
9,126*
9,333
FYTD 2017A
FYTD 2018A
FY2017A
FY2018E-2020E
New Construction
Conversions

Annual New Customer Growth Rate of 1.7 Percent

** Includes return of 934 Superstorm Sandy-affected customers, who had service reconnected in fiscal 2017. Fiscal 2017 represented the majority Sandy-affected "new" customers.*

Southern Reliability Link (SRL)

Current Status

- Received an easement from Joint Base McGuire-Dix-Lakehurst in June 2018
- Approvals received from:
  - New Jersey Pinelands Commission (September 2017)
  - New Jersey Department of Environmental Protection (March 2017)
  - New Jersey Board of Public Utilities (January 2017)
- Remaining road opening permits pending

Project Description and Significance

- 30-mile pipeline designed to improve system integrity and reliability
- Reduces reliance on TETCO; diversifies supply


Tetco
SRL
Transco
NJNG
Transmission

SRL Expected to be in Service in 2019

Wind – Recent Developments



- On June 1, 2018, CEV closed the sale of Two Dot Wind Farm for $18.5 million
  - Pre-tax gain of approximately $1 million
- CEV plans to sell its remaining wind assets
  - Expect to close this potential sale in FY1Q19

Solar – Recent Developments



- Two commercial solar projects were placed into service
  - Located in Raritan, N.J. and South Brunswick, N.J.
  - Total of 23 megawatts (MW) of capacity
- Two additional commercial solar projects expected to be placed into service in fiscal 4Q18
  - Located in Old Bridge, N.J. and Springfield Township, N.J.
  - Total of 19.9 MW of capacity
- The Sunlight Advantage® adds 221 new customers, now serving nearly 7,000 customers

New Jersey's Clean Energy Economy

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On May 23, 2018, Governor Murphy signed legislation to make New Jersey a clean energy leader

- Drives job growth and creates investment opportunities
- Creates new, aggressive renewable energy standards
- Strengthens the state's solar market
- Requires utilities to implement energy-efficiency measures

SREC Hedging Strategy Stabilizes Revenue

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350
300
250
200
150
100
50
0
Thousands of SRECs
278
287
287
254
258
165
EY19
EY20
EY21
Hedged
Unhedged Operational and Under Construction

Pct. Hedged:	**91%**	**90%**	**58%**
Average Price:	**$192**	**$191**	**$192**
Current Price (EY):	**$216**	**$202**	**$173**

As of July 31, 2018; Source: InterContinental Exchange

NJNG Capital Investment Update - June 30, 2018

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	Capital Investment ($ millions)				
	3Q	FYTD 2018	2018E	2019E	Status Update
Customer Growth	$12.2	$33.6	$38.5	$40.0	Added 2,280 new customers in FY3Q18 and on target to add 9,400 customers in FY2018
Maintenance	$21.8	$42.7	$73.1	$81.9	Capital spending on track to enhance system safety and reliability
Cost of Removal/Other	$14.7	$32.5	$46.1	$51.9	Capital spending on track to take replaced/retired pipe out of service
SAFE II	$11.3	$27.8	$35.9	$39.1	Replaced 39 miles of unprotected steel pipe year-to-date; program will replace 276 miles by fiscal year-end 2021
NJ RISE	$13.5	$19.0	$28.2	$24.8	Installed a distribution main to improve service resiliency into the Seaside Barrier Island
Southern Reliability Link	$1.7	$3.5	$4.8	$176.5	Received an easement from the Joint Base; expected to be in service in 2019
Total NJNG	***$75.2***	***$159.1***	***$226.6***	***$414.2***	

CEV/Midstream Capital Investment Update - June 30, 2018

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	Capital Investment ($ millions)			
	3Q	FYTD 2018	2018E	Status Update
CEV				
Commercial Solar	$48.0	$78.1	$100.3	Placed two projects into service in FY3Q18; two other projects expected to be placed into service in FY4Q18
Residential Solar	$6.5	$17.8	$38.5	221 new customers added in FY3Q18; nearly 7,000 Sunlight Advantage Customers
Wind	-	-	-	Closed sale of Two-Dot wind farm; pursuing sale of remaining wind assets
Total CEV	***$54.5***	***$95.9***	***$138.8***	
Midstream				
PennEast	$3.3	$14.5	$18.2	FERC issued PennEast a Certificate of Public Convenience and Necessity
Adelphia Gateway	$1.1	$14.9	$16.1	Awaiting FERC issuance of Certificate of Public Convenience and Necessity; expect Adelphia to be in service in fiscal 2019
Total Midstream	***$4.4***	***$29.4***	***$34.3***	
Total CEV/Midstream	***$58.9***	***$125.6***	***$173.1***	

** Based on projects qualifying for federal tax credits. As of June 30, 2018.*

Changes in Net Financial Earnings

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Three Months Ended June 30, 2018



Millions
$20.0
$15.0
$10.0
$5.0
$0.0
-$5.0
-$10.0
-$15.0
$17.4
-$3.5
$0.5
-$7.1
-16.0
$0.7
-$8.0
June 30, 2017
NJNG
Midstream
CEV
Energy Services
HS/Other
June 30, 2018

Nine Months Ended June 30, 2018



Millions
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$161.9
$0.5
$12.0
$48.6
$57.8
-$11.4
$269.4
June 30, 2017
NJNG
Midstream
CEV
Energy Services
HS/Other
June 30, 2018

NJR Sources and Uses of Capital

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2018E
2019E
2020E
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
Sources
Uses
Sources
Uses
Sources
Uses
LT Debt/Asset Sales
Equity
CFFO
Capex
Dividends

Capital Plan Supports Infrastructure Investments, While Maintaining Strong Balance Sheet







New Jersey Resources

FOCUSED

ON THE ENERGY FUTURE

Third-Quarter Fiscal 2018 Update

August 7, 2018







New Jersey Resources

FOCUSED

ON THE ENERGY FUTURE

Appendix

Fiscal 2018 Third Quarter and Year-to-Date NFE

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Net Financial Earnings Company	Three Months Ended June 30,			Nine Months Ended June 30,		
	2018	2017	Variance	2018	2017	Variance
New Jersey Natural Gas	$2.4	$6.0	($3.6)	$97.0	$96.5	$0.5
NJR Midstream	3.5	3.0	0.5	22.3	10.3	12.0
Subtotal	5.9	9.0	(3.1)	119.3	106.8	12.5
NJR Clean Energy Ventures	(0.8)	6.3	(7.1)	80.5	31.9	48.6
NJR Energy Services	(15.1)	0.9	(16.0)	78.0	20.2	57.8
NJR Home Services/Other	2.0	1.2	0.8	(8.4)	3.0	(11.4)
Total	**($8.0)**	$17.4	($25.4)	**$269.4**	$161.9	$107.5
Per basic share	**($0.09)**	$0.20	($0.29)	**$3.08**	$1.88	$1.20

Reconciliation of Non-GAAP Measures

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A reconciliation of NFE for the three and nine months ended June 30, 2018 and 2017 to net income is provided below:

	Three Months Ended June 30,		Nine Months Ended June 30,	
(Thousands)	**2018**	2017	**2018**	2017
Net (loss) income*	**$ (14,274)**	$ 18,957	**$ 249,691**	$ 168,588
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**2,657**	(15,981)	**25,904**	(42,534)
Tax effect	**(577)**	5,985	**(3,920)**	15,907
Effects of economic hedging related to natural gas inventory	**4,474**	13,203	**(14,788)**	29,592
Tax effect	**(1,011)**	(4,947)	**5,518**	(11,077)
Net income to NFE tax adjustment	**728**	178	**6,987**	1,408
Net financial (loss) earnings	**$ (8,003)**	$ 17,395	**$ 269,392**	$ 161,884
Weighted Average Shares Outstanding				
Basic	**87,888**	86,408	**87,493**	86,257
Diluted	**87,888**	87,267	**87,884**	87,088
Basic (loss) earnings per share	**$ (0.16)**	$ 0.22	**$ 2.85**	$ 1.95
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**0.03**	(0.18)	**0.30**	(0.49)
Tax effect	**(0.01)**	0.07	**(0.04)**	0.19
Effects of economic hedging related to natural gas inventory	**0.05**	0.15	**(0.17)**	0.34
Tax effect	**(0.01)**	(0.06)	**0.06**	(0.13)
Net income to NFE tax adjustment	**0.01**	—	**0.08**	0.02
Basic net financial (loss) earnings per share	**$(0.09)**	$ 0.20	**$ 3.08**	$ 1.88

**Results during the first nine months of fiscal 2018 include an estimated income tax benefit of $57.7 million, or $0.66 per share, due to the revaluation of deferred taxes resulting from the reduction in the corporate tax rate.*

Annual Dividend and NFE Growth Rate of 6% - 8% Annually

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Dividends Per Share



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.81
$0.86
$0.92
$0.96
$1.02
$1.09
2013A
2014A
2015A
2016A
2017A
2018E

NFE Per Share



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.37
$2.10
$1.78
$1.61
$1.73
$2.60 - $2.70
7% CAGR*
2013A
2014A
2015A
2016A
2017A
2018E

** NFE per share estimate, excluding the impact of tax reform.*

Miles Replaced: 2016A – 2021E


600
500
400
300
200
100
0
552**
552
552
552
552
552
276*
345
390
444
498
2016A
2017A
2018E
2019E
2020E
2021E
Miles Replaced
Amount in System

Capital Investment


($ millions)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$34.7***
$39.8
$35.9
$39.1
$38.0
$44.0
2016A
2017A
2018E
2019E
2020E
2021E

Five-Year, $157.5 Million Program to Eliminate Unprotected Bare Steel Main Throughout NJNG's System

* *Represents total amount replaced at the end of SAFE I*
** *Represents the total amount of unprotected steel in the NJNG system*
*** *Includes capital invested in SAFE I*

NJ RISE

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New Jersey Reinvestment in System Enhancement (NJ RISE)



SEASIDE PENINSULA
LONG BEACH ISLAND
N
N

Capital Investment



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($ millions)
$11.4
$8.7
$28.2
$24.8
2016A
2017A
2018E
2019E

Five-Year, $102.5 Million Program Consisting of Six System Hardening Projects within NJNG's Coastal Communities Approved in 2014

Factors Supporting Future Customer Growth

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New Construction

2017 Building Permits Issued[1]



7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
5,747
1,560
3,147
1,010
NJNG
Monmouth
Ocean
Morris

Residential New Construction[3] = 80,951



2017 – 2019 = 11,775
2020 – Buildout = 69,176

Conversions

Equivalent Customer Cost[2]



$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.95
$2.30
$4.17
$4.10
NJNG
Fuel Oil
Propane
Electricity

Residential Conversions[4] = 108,200



Non Heat, 6,900
On Main, 36,322
Off Main, 47,840
Near Main, 28,974

1. Source: U.S. Bureau of Census
2. Source: U.S. Energy Information Administration; as of April 2018; based on 100,000 comparable BTUs
3. Source: A.D. Little
4. Source: NJNG

SREC Hedging Strategy Stabilizes Income

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Hedged
Unhedged Operational and Under Construction
Thousands of SRECs
350
300
250
200
150
100
50
0
241
264
287
258
287
165
FY19
FY20
FY21

	FY19	FY20	FY21
Pct. Hedged:	**92%**	**90%**	**58%**
Average Price:	**$196**	**$191**	**$192**
Current Price:	**$211**	**$192**	**$169**

As of July 31, 2018; Source: InterContinental Exchange (ICE)

NJR Projected Cash Flows

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($ millions)	2018E	2019E	2020E
Cash Flow From Operations	**$311.7**	**$282.1**	**$312.3**
Uses of Funds			
Capital Expenditures – NJNG/Other	($226.6)	($414.2)	($207.0)
Capital Expenditures – PennEast	(18.2)	(44.4)	(164.7)
Capital Expenditures – CEV	(138.8)	(129.8)	(113.9)
Capital Expenditures – Adelphia	(16.1)	(266.2)	0.0
Dividends	(96.4)	(104.1)	(112.7)
Total Uses of Funds	***($496.1)***	***($958.7)***	***($598.3)***
Financing Activities			
Common Stock Proceeds, Net	$59.7	$68.0	$81.3
Debt Proceeds/Other*	124.7	608.6	204.7
Total Financing Activities	***$184.4***	***$676.6***	***$286.0***

As of June 30, 2018
* Includes sale leaseback, proceeds from the sale of wind assets and PennEast project finance